Exhibit 99.2

Washington Real Estate Investment Trust

Supplemental Information

September 30, 2003

Contact:	6110 Executive Boulevard
Sara Grootwassink	Suite 800
Chief Financial Officer	Rockville, MD 20852
Direct Dial: (301) 255-0820	(301) 984-9400
E-mail: sgrootwassink@writ.com	(301) 984-9610 fax

Washington Real Estate Investment Trust

Supplemental Information

Table of Contents

September 30, 2003

Schedule	Page

About the Trust	2

Consolidated Statements of Operations	3

Consolidated Balance Sheets	4

Funds From Operations and Funds Available for Distribution	5

Earnings Before Interest Taxes Depreciation and Amortization (EBITDA)	6

Long-Term Debt Analysis	7

Capital Analysis	8

Core Portfolio Net Operating Income (NOI) Growth & Rental Rate Growth	9

Core Portfolio Net Operating Income (NOI)	10

Core Portfolio & Overall Occupancy Levels by Sector	11

Schedule of Properties	12

Schedule of Properties (continued)	13

Commercial Leasing Summary	14

10 Largest Tenants - Based on Annualized Base Rent	15

Lease Expirations as of September 30, 2003	16

Acquisition Summary as of September 30, 2003	17

Total Return Chart	18

Reporting Definitions	19

Washington Real Estate Investment Trust

About the Trust

Mission Statement

Washington Real Estate Investment Trust, founded in 1960 and headquartered in Rockville, Maryland, invests in a diversified range of income-producing property types. Our purpose is to acquire and manage real estate investments in markets we know well and protect our assets from single property-type value fluctuations through diversified holdings. Our goal is to continue to safely increase earnings and shareholder value.

Company Background

WRIT is a self-administered, self-managed, equity real estate investment trust investing in income-producing properties in the greater Washington-Baltimore region. The Trust owns a diversified portfolio of 62 properties‘¹’ consisting of 11 retail centers, 26 office properties, 16 industrial and 9 multifamily properties.

WRIT’s dividends have increased every year for 33 consecutive years. WRIT’s FFO per share has increased every year for 30 consecutive years. WRIT shares are publicly traded on the New York Stock Exchange (symbol: WRE).

‘¹’	Included in this total is the October 9, 2003 acquisition of Prosperity Medical Center located in Merrifield, VA.

Washington Real Estate Investment Trust

Consolidated Statement of Operations

(In thousands, except per share data)

	Three Months Ended
OPERATING RESULTS	09/30/03		06/30/03		03/31/03		12/31/02		09/30/02
Real estate rental revenue	$41,109		$39,481		$38,961		$39,027		$38,324
Real estate expenses	(12,426)		(11,235)		(11,603)		(11,124)		(11,453)

	28,683		28,246		27,358		27,903		26,871
Real estate depreciation and amortization	(9,101)		(8,245)		(8,073)		(7,894)		(7,303)

Income from real estate	19,582		20,001		19,285		20,009		19,568

Other income	102		132		108		127		177
Interest expense	(7,401)		(7,581)		(7,047)		(7,010)		(7,068)
General and administrative	(1,296)		(1,264)		(1,132)		(1,074)		(1,034)

Net Income	$10,987		$11,288		$11,214		$12,052		$11,643

Per Share Data

Net Income	$0.28		$0.29		$0.28		$0.31		$0.30

Fully diluted weighted average shares outstanding	39,528,812		39,451,560		39,357,895		39,328,198		39,358,143

Percentage of Revenues:
Real estate expenses	30.2%		28.5%		29.8%		28.5%		29.9%
General and administrative	3.2%		3.2%		2.9%		2.8%		2.7%

Ratios:
EBITDA / Interest Expense	3.7	x	3.6	x	3.6	x	3.9	x	3.7	x
Net income /
Total revenue	26.7%		28.6%		28.8%		30.9%		30.4%
Earnings to Fixed Charges	2.5	x	2.5	x	2.6	x	2.7	x	2.6	x

Washington Real Estate Investment Trust

Consolidated Balance Sheets

(In thousands)

	September 30, 2003	June 30, 2003	March 31, 2003	December 31, 2002	September 30, 2002
Assets
Land	$203,878	$172,378	$171,514	$169,045	$169,045
Building	763,148	703,251	697,394	684,657	679,365

Total real estate, at cost	967,026	875,629	868,908	853,702	848,410
Accumulated depreciation	(168,524)	(161,264)	(154,004)	(146,912)	(139,965)

Total investment in real estate, net	798,502	714,365	714,904	706,790	708,445
Cash and cash equivalents	5,968	20,669	17,350	13,076	15,818
Rents and other receivables, net of allowance for doubtful accounts	17,266	15,967	14,822	14,072	12,617
Prepaid expenses and other assets	25,412	18,857	21,852	22,059	21,083

Total Assets	$847,148	$769,858	$768,928	$755,997	$757,963

Liabilities
Accounts payable and other liabilities	$14,369	$16,400	$12,887	$14,661	$11,869
Advance rents	4,833	5,071	5,440	4,409	4,172
Tenant security deposits	6,276	6,282	6,582	6,495	6,442
Mortgage notes payable	92,909	93,201	93,499	86,951	87,197
Lines of credit/short-term notes payable	132,500	—	—	50,750	53,750
Notes payable	275,000	325,000	325,000	265,000	265,000

Total Liabilities	525,887	445,954	443,408	428,266	428,430

Minority interest	1,618	1,581	1,565	1,554	1,554

Shareholders’ Equity
Shares of beneficial interest, $.01 par value; 100,000 shares authorized	$394	$393	$392	$392	$391
Additional paid-in capital	332,261	330,808	329,134	328,797	328,387
Retained earnings (deficit)	(12,171)	(8,498)	(5,152)	(2,554)	(799)
Less: Deferred Compensation on restricted shares	(841)	(380)	(419)	(458)	—

Total Shareholders’ Equity	319,643	322,323	323,955	326,177	327,979

Total Liabilities and Shareholders’ Equity	$847,148	$769,858	$768,928	$755,997	$757,963

Total Debt / Total Market Capitalization	0.30:1	0.28:1	0.29:1	0.29:1	0.29:1

Washington Real Estate Investment Trust

Funds From Operations and Funds Available for Distribution

(In thousands, except per share data)

	Three Months Ended
	09/30/03	06/30/03	03/31/03	12/31/02	09/30/02
Funds From Operations(1)
Net Income	$10,987	$11,288	$11,214	$12,052	$11,643
Real estate depreciation and amortization	9,101	8,245	8,073	7,894	7,303
Gain on sale of real estate investment	—	—	—	—	—

Funds From Operations (FFO)	20,088	19,533	19,287	19,946	18,946

FFO per share - basic	$0.51	$0.50	$0.49	$0.51	$0.48
FFO per share - fully diluted	$0.51	$0.50	$0.49	$0.51	$0.48

Funds Available for Distribution(2)
Accretive:
Tenant Improvements	(1,239)	(1,696)	(1,613)	(1,267)	(1,095)
Leasing Commissions Capitalized	(1,515)	(372)	(1,419)	(496)	(258)
Non-Accretive:
Recurring Capital Improvements	(1,277)	(1,519)	(865)	(2,475)	(2,132)
Straight-Line Rent, Net	(503)	(473)	(318)	(484)	(338)
Non-real estate depreciation and amortization	467	453	476	501	491

Funds Available for Distribution (FAD)	$16,021	$15,926	$15,548	$15,725	$15,614

Total Dividends Paid	$14,659	$14,634	$13,812	$13,806	$13,799

Average shares - basic	39,311,293	39,240,682	39,173,898	39,150,598	39,133,714
Average shares - fully diluted	39,528,812	39,451,560	39,357,895	39,328,198	39,358,143

(1)	Funds From Operations (“FFO”) – The National Association of Real Estate Investment Trusts, Inc. (“NAREIT”) defines FFO (April, 2002 White Paper) as net income (computed in accordance with generally accepted accounting principles (“GAAP”)) excluding gains (or losses) from sales of property plus depreciation and amortization. WRIT considers FFO to be a standard supplemental measure for equity real estate investment trusts (“REITs”) because it facilitates an understanding of the operating performance of its properties without giving effect to real estate depreciation and amortization, which historically assumes that the value of real estate assets diminish predictably over time. Since real estate values have instead historically risen or fallen with market conditions, WRIT believes that FFO more accurately provides investors an indication of its ability to incur and service debt, make capital expenditures and fund other needs.
(2)	Funds Available for Distribution (“FAD”) is calculated by subtracting from FFO recurring expenditures, tenant improvements and leasing costs, that are capitalized and amortized and are necessary to maintain WRIT’s properties and revenue stream, and straight line rents, then adding non-real estate depreciation and amortization. FAD is included herein, because WRIT considers it to be a measure of a REIT’s ability to incur and service debt and to distribute dividends to its shareholders.

Washington Real Estate Investment Trust

Earnings Before Interest Taxes Depreciation and Amortization (EBITDA)

(In thousands)

	Three Months Ended
	09/30/03	06/30/03	03/31/03	12/31/02	09/30/02
EBITDA(1)

Net income	$10,987	$11,288	$11,214	$12,052	$11,643
Add:
Interest expense	7,401	7,581	7,047	7,010	7,068
Real estate depreciation and amortization	9,101	8,245	8,073	7,894	7,303
Non-real estate depreciation	120	127	149	203	200
Less:
Other income	(102)	(132)	(108)	(127)	(177)

EBITDA	$27,507	$27,109	$26,375	$27,032	$26,037

(1)	EBITDA is earnings before interest, taxes, depreciation and amortization. WRIT considers EBITDA to be an appropriate supplemental performance measure because it eliminates depreciation, interest and the gain (loss) from property dispositions, which permits investors to view income from operations without the effect of non-cash depreciation or the cost of debt.

Washington Real Estate Investment Trust

Long-Term Debt Analysis

(In thousands)

	September 30, 2003	June 30, 2003	March 31, 2003	December 31, 2002	September 30, 2002
Balances Outstanding
Secured
Conventional fixed rate	$92,909	$93,201	$93,499	$86,951	$87,197

Secured total	92,909	93,201	93,499	86,951	87,197

Unsecured
Fixed rate bonds and notes	275,000	325,000	325,000	265,000	265,000
Credit facilities	132,500	—	—	50,750	53,750

Unsecured total	407,500	325,000	325,000	315,750	318,750

Total	$500,409	$418,201	$418,499	$402,701	$405,947

Average Interest Rates
Secured
Conventional fixed rate	7.2%	7.2%	7.2%	7.3%	7.3%

Secured total	7.2%	7.2%	7.2%	7.3%	7.3%

Unsecured
Fixed rate bonds	6.9%	7.0%	7.0%	7.4%	7.4%
Credit facilities	1.8%	0.0%	0.0%	2.1%	2.5%

Unsecured total	5.2%	7.0%	7.0%	6.5%	6.6%

Average	5.6%	7.0%	7.0%	6.7%	6.7%

Maturity Schedule

Year	Future Maturities of Debt		Total Debt	Average Interest Rate
	Secured Debt	Unsecured Debt
2003	$308	$132,500	$132,808	1.8%
2004	1,288	55,000	56,288	7.9%
2005	26,834	—	26,834	7.7%
2006	6,633	50,000	56,633	7.3%
2007	7,846	—	7,846	6.8%
2008	—	60,000	60,000	6.7%
2009	50,000	—	50,000	7.1%
2010	—	—	—	0.0%
2011	—	—	—	0.0%
Thereafter	—	110,000	110,000	6.1%

Total maturities	$92,909	$407,500	$500,409	6.9%

Weighted average maturity = 8.7 years

Washington Real Estate Investment Trust

Capital Analysis

(In thousands, except per share amounts)

	September 30, 2003		June 30, 2003		March 31, 2003		December 31, 2002		September 30, 2002
Market Data

Shares Outstanding	39,354		39,286		39,184		39,168		39,146
Market Price per Share	$29.00		$27.20		$25.97		$25.50		$25.38
Equity Market Capitalization	$1,141,266		$1,068,579		$1,017,608		$998,784		$993,525

Total Debt	$500,409		$418,201		$418,499		$402,701		$405,947
Total Market Capitalization	$1,641,675		$1,486,778		$1,436,101		$1,401,485		$1,399,472

Total Debt to Market Capitalization	0.30:1		0.28:1		0.29:1		0.29:1		0.29:1

Earnings to Fixed Charges(1)	2.5	x	2.5	x	2.6	x	2.7	x	2.6	x
Debt Service Coverage Ratio(2)	3.6	x	3.4	x	3.6	x	3.7	x	3.6	x

Dividend Data

Total Dividends Paid	$14,659		$14,634		$13,812		$13,806		$13,799
Common Dividend per Share	$0.3725		$0.3725		$0.3525		$0.3525		$0.3525
Payout Ratio (FFO per share basis)	73.3%		74.5%		71.9%		69.1%		73.4%

(1)	Earnings to Fixed Charges is computed by dividing income before (a) gain on sale of real estate; (b) interest expense, including amortization; and (c) capitalized interest by the sum of interest expense, capitalized interest and amortized debt costs.
(2)	Debt Service Coverage Ratio is computed by dividing income before (a) gain on sale of real estate; (b) interest income; (c) interest expense; and (d) depreciation and amortization by the sum of interest expense, including interest costs capitalized, and the amortized costs of debt issuance plus mortgage principal amortization.

Washington Real Estate Investment Trust

Core Portfolio Net Operating Income (NOI) Growth & Rental Rate Growth

Q3 2003 vs. Q3 2002

Cash Basis

Sector	NOI Growth	Rental Rate Growth
Multifamily(1)	-3.5%	1.7%
Office Buildings	1.1%	1.4%
Retail Centers	0.3%	1.7%
Industrial / Flex Properties	1.4%	4.7%

Overall Core Portfolio	0.2%	1.9%

GAAP Basis

Sector	NOI Growth	Rental Rate Growth
Multifamily(1)	-3.7%	1.6%
Office Buildings	3.3%	1.5%
Retail Centers	-2.3%	0.2%
Industrial / Flex Properties	-0.8%	4.2%

Overall Core Portfolio	0.4%	1.7%

(1)	NOI for Multifamily and Core Porfolio for Q3 2003 would be as follows without the impact of the 42 HUD units and 4 additional units taken off the market at The Ashby at McLean for complete renovation. After renovation, these former HUD units will be leased at market rates.

	Cash Basis	GAAP Basis
Multifamily	-0.7%	-0.9%
Overall Core Portfolio	0.7%	0.9%

Washington Real Estate Investment Trust

Core Portfolio Net Operating Income (NOI)

(In Thousands)

	Three Months Ended September 30,
	2003	2002
Net income	$10,987	$11,643
Real estate depreciation and amortization	9,101	7,303

Funds From Operations	20,088	18,946

Add:
General and administrative	1,296	1,034
Interest expense	7,401	7,068
Less:
NOI for non-core properties(1)	(1,670)	(105)
Cost Segregation Fees	—	128
Other income	(102)	(177)

Core portfolio NOI, GAAP Basis	27,013	26,894
Straight-line revenue, net for core properties	(563)	(417)
Effect of SFAS 141	88	—

Core portfolio NOI, Cash Basis	$26,538	$26,477

Core portfolio NOI by segment:
GAAP Basis:
Multifamily	$4,373	$4,540
Office Buildings	13,553	13,118
Retail Centers	4,999	5,116
Industrial/Flex	4,088	4,120

	$27,013	$26,894

Cash Basis:
Multifamily	$4,378	$4,538
Office Buildings	13,126	12,979
Retail Centers	4,980	4,964
Industrial/Flex	4,054	3,996

	$26,538	$26,477

(1)	Non-core properties for Q3 2003 and Q3 2002 were The Atrium Building, Fullerton Industrial Center, 718 Jefferson Street and 1776 G Street.

Washington Real Estate Investment Trust

Core Portfolio & Overall Occupancy Levels by Sector

Q3 2003 vs. Q3 2002

GAAP Basis

	Core Portfolio		All Properties
Sector	3rd QTR 2003	3rd QTR 2002	3rd QTR 2003	3rd QTR 2002
Multifamily (1)	91.9%	94.6%	91.9%	94.6%
Office Buildings	87.6%	88.5%	87.8%	87.6%
Retail Centers	95.8%	95.1%	95.8%	95.1%
Industrial / Flex Properties	88.5%	93.0%	88.4%	93.0%

Overall Portfolio (2)	89.8%	91.2%	89.8%	90.7%

(1)	Multifamily occupancy at 9/30/03 for the Core Portfolio and All Properties would be 94.5% without the 42 HUD units and 4 additional units at The Ashby at McLean taken off the market for complete renovation.
(2)	Overall Portfolio occupancy at 9/30/03 for the Core Portfolio and All Properties would be 90.3% and 90.2% without the impact of the 42 former HUD units and 4 additional units at The Ashby at McLean taken off the market for complete renovation.

Washington Real Estate Investment Trust

Schedule of Properties

September 30, 2003

PROPERTIES	LOCATION	YEAR ACQUIRED	YEAR CONSTRUCTED	NET RENTABLE SQUARE FEET
Office Buildings
1901 Pennsylvania Avenue	Washington, DC	1977	1960	97,000
51 Monroe Street	Rockville, MD	1979	1975	210,000
7700 Leesburg Pike	Falls Church, VA	1990	1976	147,000
515 King Street	Alexandria, VA	1992	1966	78,000
The Lexington Building	Rockville, MD	1993	1970	46,000
The Saratoga Building	Rockville, MD	1993	1977	59,000
Brandywine Center	Rockville, MD	1993	1969	35,000
Tycon Plaza II	Vienna, VA	1994	1981	127,000
Tycon Plaza III	Vienna, VA	1994	1978	151,000
6110 Executive Boulevard	Rockville, MD	1995	1971	199,000
1220 19th Street	Washington, DC	1995	1976	102,000
Maryland Trade Center I	Greenbelt, MD	1996	1981	190,000
Maryland Trade Center II	Greenbelt, MD	1996	1984	158,000
1600 Wilson Boulevard	Arlington, VA	1997	1973	166,000
7900 Westpark Drive	McLean, VA	1997	1972/1986/1999[1]	526,000
8230 Boone Boulevard	Vienna, VA	1998	1981	58,000
Woodburn Medical Park I	Annandale, VA	1998	1984	71,000
Woodburn Medical Park II	Annandale, VA	1998	1988	96,000
600 Jefferson Plaza	Rockville, MD	1999	1985	115,000
1700 Research Boulevard	Rockville, MD	1999	1982	103,000
Parklawn Plaza	Rockville, MD	1999	1986	40,000
Wayne Plaza	Silver Spring, MD	2000	1970	91,000
Courthouse Square	Alexandria, VA	2000	1979	113,000
One Central Plaza	Rockville, MD	2001	1974	267,000
The Atrium Building	Rockville, MD	2002	1980	81,000
1776 G Street	Washington, DC	2003	1979	262,000

Subtotal				3,588,000

Retail Centers
Takoma Park	Takoma Park, MD	1963	1962	51,000
Westminster	Westminster, MD	1972	1969	146,000
Concord Centre	Springfield, VA	1973	1960	76,000
Wheaton Park	Wheaton, MD	1977	1967	72,000
Bradlee	Alexandria, VA	1984	1955	168,000
Chevy Chase Metro Plaza	Washington, DC	1985	1975	50,000
Montgomery Village Center	Gaithersburg, MD	1992	1969	198,000
Shoppes of Foxchase	Alexandria, VA	1994	1960	128,000
Frederick County Square	Frederick, MD	1995	1973	235,000
800 S. Washington Street[2]	Alexandria, VA	1998	1955/1959	56,000
1620 Wilson Boulevard	Arlington, VA	2002	1959	5,000
Centre at Hagerstown	Hagerstown, MD	2002	2000	334,000

Subtotal				1,519,000

[1]	A 49,000 square foot addition to 7900 Westpark Drive was completed in September 1999.
[2]	South Washington Street includes 5,000 square feet for the May 2003 acqusition of 718 E. Jefferson Street. 718 Jefferson Street was acquired to complete WRIT’s ownership of the entire block of 800 S. Washington Street. The surface parking lot on this block is now in the preliminary stages of development.

Washington Real Estate Investment Trust

Schedule of Properties (Cont.)

September 30, 2003

PROPERTIES	LOCATION	YEAR ACQUIRED	YEAR CONSTRUCTED	NET RENTABLE* SQUARE FEET
Multifamily Buildings / # units
3801 Connecticut Avenue / 307	Washington, DC	1963	1951	177,000
Roosevelt Towers / 190	Falls Church, VA	1965	1964	168,000
Country Club Towers / 227	Arlington, VA	1969	1965	159,000
Park Adams / 200	Arlington, VA	1969	1959	172,000
Munson Hill Towers / 279	Falls Church, VA	1970	1963	259,000
The Ashby at McLean / 250	McLean, VA	1996	1982	244,000
Walker House Apartments / 196	Gaithersburg, MD	1996	1971	145,000
Bethesda Hills Apartments / 194	Bethesda, MD	1997	1986	226,000
Avondale / 236	Laurel, MD	1999	1987	170,000

Subtotal (2,079 units)				1,720,000

Industrial Distribution / Flex Properties
Fullerton Business Center	Springfield, VA	1985	1980	104,000
Pepsi-Cola Distribution Center	Forestville, MD	1987	1971	69,000
Charleston Business Center	Rockville, MD	1993	1973	85,000
Tech 100 Industrial Park	Elkridge, MD	1995	1990	167,000
Crossroads Distribution Center	Elkridge, MD	1995	1987	85,000
The Alban Business Center	Springfield, VA	1996	1981/1982	87,000
The Earhart Building	Chantilly, VA	1996	1987	90,000
Ammendale Technology Park I	Beltsville, MD	1997	1985	167,000
Ammendale Technology Park II	Beltsville, MD	1997	1986	108,000
Pickett Industrial Park	Alexandria, VA	1997	1973	246,000
Northern Virginia Industrial Park	Lorton, VA	1998	1968/1991	788,000
8900 Telegraph Road	Lorton, VA	1998	1985	32,000
Dulles South IV	Chantilly, VA	1999	1988	83,000
Sully Square	Chantilly, VA	1999	1986	95,000
Amvax	Beltsville, MD	1999	1986	31,000
Sullyfield Center	Chantilly, VA	2001	1985	245,000
Fullerton Industrial Center	Springfield, VA	2003	1980	137,000

Subtotal				2,619,000

TOTAL				9,446,000

*	Multifamily buildings are presented in gross square feet.

Washington Real Estate Investment Trust

Commercial Leasing Summary

Three months ended September 30, 2003

	3rd Quarter 2003	YTD 2003
Gross Leasing Square Footage
Office Buildings	161,239	659,519
Retail Centers	62,500	167,933
Industrial Centers	188,789	383,897

Total	412,528	1,211,349

Weighted Average Term (yrs)
Office Buildings	3.7	4.7
Retail Centers	2.8	8.2
Industrial Centers	2.8	3.3

Total	3.2	4.7

	GAAP	CASH	GAAP	CASH
Rental Rate Increases:
Rate on expiring leases
Office Buildings	$25.50	$26.01	$24.33	$25.14
Retail Centers	12.37	13.38	12.14	12.58
Industrial Centers	8.11	8.49	7.65	7.92

Total	$15.55	$16.08	$17.36	$17.94

Rate on new and renewal leases
Office Buildings	$26.06	$24.96	$26.87	$25.57
Retail Centers	14.23	13.71	16.43	15.50
Industrial Centers	9.01	8.70	8.46	8.11

Total	$16.47	$15.81	$19.59	$18.64

Percentage Increase
Office Buildings	2.20%	-4.04%	10.44%	1.71%
Retail Centers	15.04%	2.47%	35.34%	23.21%
Industrial Centers	11.10%	2.47%	10.59%	2.40%

Total	5.92%	-1.68%	12.85%	3.90%

	Total Dollars	Square Foot	Total Dollars	Square Foot
Tenant Improvements and Leasing Costs
Office Buildings	$2,416,072	$14.98	$11,385,231	$17.26
Retail Centers	249,897	4.00	614,122	3.66
Industrial Centers	699,642	3.71	1,348,215	3.51

Total	$3,365,611	$8.16	$13,347,568	$11.02

Washington Real Estate Investment Trust

10 Largest Tenants - Based on Annualized Base Rent

September 30, 2003

Tenant	Number of Buildings	Weighted Average Remaining Lease Term in Months	Percentage of Aggregate Portfolio Annualized Rent	Aggregate Rentable Square Feet	Percentage of Aggregate Occupied Square Feet
World Bank	1	32	3.78%	118,748	1.74%
Sunrise Senior Living, Inc.	1	120	3.58%	166,548	2.44%
Lockheed Corporation	2	9	3.05%	166,481	2.44%
General Services Administration	7	25	2.69%	268,349	3.93%
Xerox Corporation	1	11	2.39%	90,994	1.33%
SunTrust Bank	4	17	2.33%	104,290	1.53%
Sun Microsystems, Inc.	1	39	2.32%	110,184	1.61%
Northrup Grumman	3	17	2.00%	116,607	1.71%
International Monetary Fund	1	27	1.84%	59,146	0.87%
George Washington University	3	54	1.65%	68,164	1.00%

Total/Weighted Average			25.63%	1,269,511	18.58%

Washington Real Estate Investment Trust

Lease Expirations

September 30, 2003

Year	Number of Leases	Rentable Square Feet	Percent of Rentable Square Feet	Annualized Base Rent	Average Rental Rate	Percent of Annualized Rent
Office:
2003	43	133,231	4.4%	$3,522,144	$26.44	4.3%
2004	119	849,613	28.1%	21,626,688	25.45	26.7%
2005	114	432,061	14.3%	13,433,409	31.09	16.6%
2006	99	469,209	15.5%	12,143,514	25.88	15.0%
2007	50	238,218	7.9%	6,017,032	25.26	7.4%
2008 and thereafter	122	900,702	29.9%	24,377,604	27.07	30.1%

	547	3,023,034	100.0%	$81,120,392	$26.83	100.0%

Retail:
2003	11	41,923	2.9%	$479,544	$11.44	2.2%
2004	41	135,940	9.6%	1,992,260	14.66	9.2%
2005	44	199,786	14.0%	3,435,106	17.19	15.8%
2006	46	150,971	10.6%	2,865,004	18.98	13.2%
2007	38	127,739	9.0%	2,815,739	22.04	12.9%
2008 and thereafter	92	765,800	53.7%	10,157,372	13.26	46.7%

	272	1,422,159	100.0%	$21,745,023	$15.29	100.0%

Industrial:
2003	12	115,260	5.0%	$1,197,798	$10.39	6.6%
2004	49	474,609	20.8%	3,449,322	7.27	18.9%
2005	45	515,920	22.6%	3,732,890	7.24	20.5%
2006	42	434,084	19.0%	3,951,040	9.10	21.7%
2007	17	214,361	9.4%	1,613,937	7.53	8.9%
2008 and thereafter	34	528,972	23.3%	4,264,133	8.06	23.4%

	199	2,283,206	100.0%	$18,209,120	$7.98	100.0%

Total:
2003	66	290,414	4.3%	$5,199,487	$17.90	4.3%
2004	209	1,460,162	21.7%	27,068,271	18.54	22.4%
2005	203	1,147,767	17.1%	20,601,405	17.95	17.0%
2006	187	1,054,264	15.7%	18,959,557	17.98	15.7%
2007	105	580,318	8.6%	10,446,709	18.00	8.6%
2008 and thereafter	248	2,195,474	32.6%	38,799,107	17.67	32.0%

	1,018	6,728,399	100.0%	$121,074,535	$17.99	100.0%

*	Annualized Rent is as of September 30, 2003 rental revenue (cash basis) multiplied by 12.

Washington Real Estate Investment Trust

2003 Acquisition Summary

(Dollars in thousands)

	Acquisition Date	Square Feet	Occupancy Percentage at Acquisition	September 30, 2003 Leased Percentage	Investment
Fullerton Industrial Center	1/24/2003	137,000	100%	87%	$10,600
718 Jefferson Street(1)	5/29/2003	5,000	100%	100%	$1,100
1776 G Street	8/6/2003	262,000	88%	88%	$84,750

(1)      718 Jefferson Street in Alexandria, Virginia, was acquired to complete WRIT’s ownership of the entire block of 800 S. Washington Street. The surface parking lot on this block is now in the preliminary stages of development.

Subsequent Event:
Prosperity Medical Center	10/9/2003	255,000	98%	N/A	$78,000

WRIT vs. Morgan Stanley REIT Index, Russell 2000 Index & Wilshire REIT Index
12, 36 and 60 Month Total Returns
through September 30, 2003

WRIT
RMS Index
Wilshire REIT Index
Russell 2000 Index
150%
130%
110%
90%
70%
50%
30%
10%
-10%
20.6%
25.1%
17.2%
36.5%
69.4%
51.6%
23.6%
-2.2%
141.2%
73.0%
0%
44.0%
12 Month
36 Month
60 Month

Washington Real Estate Investment Trust

Reporting Definitions

September 30, 2003

Annualized base rent (ABR) is calculated as monthly base rent (cash basis) per the lease, as of the reporting period, multiplied by 12.

Debt to total market capitalization is total debt from the balance sheet divided by the sum of total debt from the balance sheet plus the market value of shares outstanding at the end of the period.

EBITDA is earnings before interest, taxes, depreciation and amortization.

Earnings to Fixed Charges is computed by dividing income before (a) gain on sale of real estate; (b) interest expense, including amortization; and (c) capitalized interest by the sum of interest expense, capitalized interest and amortized debt costs.

Debt Service Coverage Ratio is computed by dividing income before (a) gain on sale of real estate; (b) interest income; (c) interest expense; and (d) depreciation and amortization by the sum of interest expense, including interest costs capitalized, and the amortized costs of debt issuance plus mortgage principal amortization.

Funds from operations (FFO) - The National Association of Real Estate Investment Trusts, Inc. (NAREIT) defines FFO (April, 2002 White Paper) as net income (computed in accordance with generally accepted accounting principles (GAAP)) excluding gains (or losses) from sales of property plus real estate depreciation and amortization.

Funds Available for Distribution (FAD) is calculated by subtracting from FFO recurring expenditures, tenant improvements and leasing costs, that are capitalized and amortized and are necessary to maintain our properties and revenue stream and straight line rents, then adding non-real estate depreciation and amortization.

Recurring capital expenditures represents non-accretive building improvements and leasing costs required to maintain current revenues. Recurring capital expenditures do not include acquisition capital that was taken into consideration when underwriting the purchase of a building or which are incurred to bring a building up to “operating standard.”

Rent increases on renewals and rollovers are calculated as the difference, weighted by square feet, of the net ABR due to the first month after a term commencement date and the net ABR due the last month prior to the termination date of the former tenant’s term.

Core portfolio properties include all properties that were owned for the entirety of the current and prior year reporting periods.

Core portfolio net operating income (NOI) growth is the change in the NOI of the core portfolio properties from the prior reporting period to the current reporting period.